UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2006

Golden Nugget, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-114335	56-2370836
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

129 E. Fremont Street, Las Vegas, Nevada		89101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-385-7111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On December 8, 2006, PricewaterhouseCoopers ("PwC") was dismissed as the independent registered public accounting firm for Golden Nugget, Inc., formerly Poster Financial Group, Inc., (the "Company") a wholly owned subsidiary of Landry’s Restaurants, Inc. ("Parent"), effective upon that date, and Grant Thornton LLP (independent registered public accounting firm for Parent) was appointed as the new independent registered public accounting firm for the Company. The decision to dismiss PwC and to appoint Grant Thornton LLP was recommended by the Audit Committee of the Company’s Board of Directors and was approved by the Company’s Board of Directors.

PwC’s reports on the Company’s financial statements for the period from September 27, 2005 through December 31, 2005, the period from January 1, 2005 through September 26, 2005, and for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the period from September 27, 2005 through December 31, 2005, the period from January 1, 2005 through September 26, 2005, and for the year ended December 31, 2004, and through December 8, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period from September 27, 2005 through December 31, 2005, the period from January 1, 2005 through September 26, 2005, and for the year ended December 31, 2004.

The Company provided PwC with a copy of the statements above and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements by the Company. A letter from PwC to such effect is attached hereto as Exhibit 16.1.

During the period from September 27, 2005 through December 31, 2005, the period from January 1, 2005 through September 26, 2005, and for the year ended December 31, 2004 and through December 8, 2006, the Company did not consult with Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No. Description

16.1 Letter of PricewaterhouseCoopers regarding change in certifying accountant.

The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, except as otherwise expressly stated in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Nugget, Inc.

December 14, 2006	By:	/Steven L. Scheinthal/

Name: /Steven L. Scheinthal/
Title: Senior Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

16.1b	Exhibit 16.1 Ltr to SEC